                                                                  Exhibit 10.2.3

                               THIRD AMENDMENT TO
                      UNSECURED REVOLVING CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO UNSECURED REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of November 23, 1998 by and among Bradley Operating Limited Partnership, a Delaware limited partnership ("Borrower"), The First National Bank of Chicago, individually and as "Administrative Agent", BankBoston, N.A., individually and as "Co-Agent", Bank of America National Trust & Savings Association, individually and as "Co-Agent", Fleet National Bank, individually and as "Co-Agent", certain other lenders shown on the signature pages of the Credit Agreement described below ("Original Lenders"), and the two
(2) additional banks identified on the signature pages of this Amendment ("New Lenders").

                                    RECITALS

A. Borrower, Administrative Agent, Documentation Agent and Original Lenders, as described below, entered into an Unsecured Revolving Credit Agreement dated as of December 23, 1997, as amended by (i) a First Amendment dated as of January 31, 1998 and (ii) a Second Amendment dated as of June 30, 1998 (as so amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B. Pursuant to the terms of the Credit Agreement, the Original Lenders agreed to provide Borrower with a revolving credit facility in an aggregate principal amount of up to $200,000,000, subject to future increase to $250,000,000. The parties hereto desire to amend the Credit Agreement in order to, among other things, (i) increase the Aggregate Commitment to $250,000,000; (ii) admit each of the New Lenders as a "Lender" under the Credit Agreement; (iii) adjust the respective Percentages of the Lenders; and (iv) make certain other modifications to the Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

1. The foregoing Recitals to this Amendment hereby are incorporated into and made a part of this Amendment.

2. The "Increase Date" shall be the date on which all of the following conditions shall have been fulfilled (or waived by the Original Lenders and New Lenders):

         (i)  no Default or Event of Default then exists;

         (ii) Borrower shall have executed and delivered to the Administrative Agent for delivery to each New Lender two Notes, one in the form attached hereto as Exhibit B-1 in the amount of such New Lender's Commitment and one in the form attached hereto as Exhibit B-2 with respect to Competitive Bid Loans;

         (iii) as applicable, Borrower shall have executed and delivered to the Administrative Agent for delivery to the Original Lenders an amended and restated Note in the form attached hereto as Exhibit B-3 in the adjusted amount of such Original Lender's Commitment and a Note in the form attached hereto as Exhibit B-2 with respect to the Competitive Bid Loans. Upon the execution and delivery of the Amended and Restated Notes all corresponding prior Notes will be superseded and returned to Borrower; and

         (iv) Borrower shall have executed and delivered, or caused to be executed and delivered, to the Administrative Agent (and, upon receipt from Borrower, the Administrative Agent shall deliver to the other Lenders) (A) a certificate dated as of the Increase Date signed by Borrower and Guarantors (i) confirming that no Default or Event of Default exists under the Loan Documents; and (ii) representing and warranting that the Loan Documents are then in full force and effect and that, to the best of their knowledge, Borrower and Guarantors then have no defenses or offsets to, or claims or counterclaims relating to, their obligations under the Loan Documents, and (B) an opinion of counsel regarding the due authorization and enforceability of this Agreement, together with supporting resolutions and other evidence, all satisfactory to the Administrative Agent. From and after the Increase Date, each of the Original Lenders and each New Lender shall be considered a "Lender" under the Credit Agreement and the Loan Documents. Borrower and the Original Lenders hereby consent to the addition of each of the New Lenders as a Lender. Each New Lender's Commitment and Percentage shall be as shown below such New Lender's signature block on this Amendment. The adjusted Commitments and Percentages for the Original Lenders are also shown on the signature pages to this Amendment.

         If the Increase Date has not occurred by November 24, 1998, either Borrower or Administrative Agent may elect to terminate this Amendment which thereupon shall have no further force or effect and the Credit Agreement shall continue as if this Amendment had not been executed.

     3. From and after the Increase Date the Aggregate Commitment shall equal Two Hundred Fifty Million Dollars ($250,000,000). Prior to the Increase Date the Aggregate Commitment shall continue to be Two Hundred Million Dollars ($200,000,000).

     4. Section 1.1 of the Credit Agreement is hereby amended by deleting "and BancBoston Securities, Inc., collectively." from the definition of "Arranger."
Section 1.1 is further amending by inserting the following definitions:
"Majority Lenders" means Lenders in the aggregate having at least 75% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lender's in the aggregate holding at least 75% of the aggregate unpaid principal amount of the outstanding Advances; "Year 2000 Issues" means reasonably anticipated costs, problems and uncertainties associated with the inability of certain computer applications to effectively handle data including dates on and after January 1, 2000, as such inability affects the business, operations and financial condition of the Borrower and its Subsidiaries and of the Borrower's and its Subsidiaries' material customers, suppliers and vendors; and "Year 2000 Program" is defined in Section 6.27.

     5. All references to "Arrangers" in the Credit Agreement are hereby changed to "Arranger."

     6. Section 2.8 is hereby amended to add the following to the end of that section "including, but not limited to, that letter agreement dated October 12, 1998."

     7. The following is hereby added as a new Section 6.27 to the Credit Agreement.

         6.27  Year 2000.

                  The Borrower has made a full and complete assessment of the Year 2000 Issues and has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis (the "Year 2000 Program"). Based on such assessment and on the Year 2000 Program, the Borrower does not as of the Increase Date reasonably anticipate that Year 2000 Issues will have a material adverse effect on the business, properties, condition or results of operations of the Consolidated Group taken as a whole.

         8. Section 8.3 of the Credit Agreement is hereby amended by deleting the fifth sentence and replacing it in its entirety with the following:

                  The total investment in any one of categories (i), (iii) or
         (iv) shall not exceed 5% of Capitalization Value, the total investment in category (ii) shall not exceed 10% of Capitalization Value, the total investment in (v) shall not exceed 20% of Capitalization Value and the total investment in all the foregoing investment categories in the aggregate shall be less than or equal to 20% of Capitalization Value.

         9. Section 8.13 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

                  8.13 Dividends. Provided there is no Monetary Default or Event of Default then existing, Bradley Real Estate, Inc. may make distributions to its shareholders provided that the aggregate amount of distributions in any period of four consecutive fiscal quarters is not in excess of 95% of its Funds From Operations for such period and such distribution would not result in the occurrence of an Event of Default or a breach of Section 9.7 hereof. Notwithstanding the foregoing, unless at the time of distribution there is a Monetary Default or Event of Default then existing, Bradley Real Estate, Inc. shall be permitted at all times to distribute whatever amount is necessary to maintain its tax status as a real estate investment trust.

         10. The following is added as a new Section 8.14 to the Credit
Agreement.

                  8.14     Year 2000 Compliance

                           Promptly notify the Administrative Agent in the event
                  Borrower or Guarantors discover or determine that any computer application (including those of its suppliers and vendors) that is material to Borrower's or any of Borrower's Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that Borrower does not reasonably anticipate that such failure will have a material adverse effect on the business, properties, condition or results of operations of the Consolidated Group taken as a whole.

         11. Section 14.13(a) of the Credit Agreement is hereby amended by inserting "(x) amends this Section 14.13(a); or" to the end of Section 14.13(a).

         12. Section 14.13 is hereby amended by inserting the following after subsection (b)

             "; or (c) the Majority Lenders, to amend 9.7(c) or 9.7(d) or the definitions referenced therein, or this 14.13(c)."

         13. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Agreement" or the "Revolving Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment. The Guarantors hereby consent to this Amendment and specifically acknowledge and agree that their obligations under the Guaranty continue in full force and effect with respect to all of the "Facility Indebtedness" and all "Obligations" (as defined in the Guaranty) which are now or hereafter due to the Lenders or the Administrative Agent under the Credit Agreement as amended by this Amendment.

         14. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks. This Amendment shall be effective when it has been executed by Borrower, Guarantors, the Co-Agents, the Administrative Agent, the New Lenders and a sufficient number of Original Lenders to constitute Required Lenders and each such party has notified the Administrative Agent by telecopy or telephone that it has taken such action.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first above written.

BORROWER:             BRADLEY OPERATING LIMITED PARTNERSHIP

                      By:      BRADLEY REAL ESTATE, INC., its General Partner


                               By:
                               Title:

         The undersigned, as Guarantors under the Credit Agreement, hereby consent to and join in this Amendment and agree that the Guaranty shall continue in full force and effect.

GUARANTORS:           BRADLEY FINANCING PARTNERSHIP

                      By:      BRADLEY FINANCING CORP., its General Partner


                               By:
                               Title:


                      BRADLEY REAL ESTATE, INC.


                      By:
                      Its:


ORIGINAL LENDERS:     THE FIRST NATIONAL BANK OF CHICAGO


                      By:
                      Title:
                      Commitment:  $30,000,000
                      Percentage of Aggregate Commitment:  12%

                      Address for Notices:
                      One First National Plaza
                      Chicago, Illinois 60670
                      Attention: Real Estate Finance Division
                      Telephone:  312/732-2107
                      Telecopy:  312/732-1117

                    BANKBOSTON, N.A.


                    By:
                    Title:
                    Commitment:  $27,000,000
                    Percentage of Aggregate Commitment:  10.8%

                    Address for Notices:
                    100 Federal Street
                    Boston, Massachusetts 02110
                    Attention:  Howard N. Blackwell
                    Telephone:  617/434-2291
                    Telecopy:  617/434-1337


                    BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION


                    By:
                    Title:
                    Commitment:  $30,000,000
                    Percentage of Aggregate Commitment:  12%

                    Address for Notices:
                    231 South LaSalle Street
                    Chicago, Illinois  60697-1516
                    Attention:  Richard G. Baer, Jr.
                    Telephone:  312/828-5149
                    Telecopy:  312/974-4970

                     FLEET NATIONAL BANK


                     By:
                     Title:
                     Commitment:  $27,000,000
                     Percentage of Aggregate Commitment:  10.8%

                     Address for Notices:
                     75 State Street
                     MS:  MABOF11C
                     Boston, Massachusetts  02109
                     Attention:  Thomas Hanold
                     Telephone:  617/346-2881
                     Telecopy:  617/346-3220


                     U.S. BANK NATIONAL ASSOCIATION,
                     F/K/A AND D/B/A FIRST BANK NATIONAL ASSOCIATION


                     By:
                     Title:
                     Commitment:  $20,000,000
                     Percentage of Aggregate Commitment:  8%

                     Address for Notices:
                     One Illinois Center
                     111 E. Wacker Drive, Suite 3000
                     Chicago, IL  60601
                     Attention:  Jim Benko
                     Telephone:  312/228-9420
                     Telecopy:  312/228-9402

                     FIRST UNION NATIONAL BANK


                     By:
                     Title:
                     Commitment:  $18,000,000
                     Percentage of Aggregate Commitment:  7.2%

                     Address for Notices:
                     One First Union Center, DC-6
                     Charlotte, North Carolina  28288-0166
                     Attention:  John A. Schissel
                     Telephone:  704/383-1967
                     Telecopy:  704/383-6205


                     KEYBANK NATIONAL ASSOCIATION


                     By:
                     Title:
                     Commitment:  $25,000,000
                     Percentage of Aggregate Commitment:  10%

                     Address for Notices:
                     Commercial Real Estate Division
                     190 South LaSalle Street, Suite 2840
                     Chicago, Illinois  60603
                     Attention:  David C. Bluestone
                     Telephone:  312/251-3582
                     Telecopy:  312/251-0687

                     LASALLE NATIONAL BANK


                     By:
                     Title:
                     Commitment:  $25,000,000
                     Percentage of Aggregate Commitment:  10%

                     Address for Notices:
                     135 South LaSalle Street, Suite 1225
                     Chicago, Illinois  60603
                     Attention:  John Hein
                     Telephone:  312/904-8620
                     Telecopy:  312/904-6467


                     MELLON BANK, N.A.


                     By:
                     Title:
                     Commitment:  $18,000,000
                     Percentage of Aggregate Commitment:  7.2%

                     Address for Notices:
                     One Mellon Bank Center, Suite 2940
                     Pittsburgh, Pennsylvania  15258
                     Attention:  Janis Carey
                     Telephone:  412/234-1159
                     Telecopy:  412/234-8657


NEW LENDERS:         AMSOUTH BANK


                     By:
                     Title:
                     Commitment:  $15,000,000
                     Percentage of Aggregate Commitment:  6%

                     Address for Notices:
                     1900 5th Avenue North, 9th Floor
                     Birmingham, Alabama  35288
                     Attention:  Lawrence Clark
                     Telephone:  205/581-7493
                     Telecopy:  205/326-4075

                     COMERICA BANK


                     By:
                     Title:
                     Commitment:  $15,000,000
                     Percentage of Aggregate Commitment:  6%

                     Address for Notices:
                     500 Woodward Avenue
                     Detroit, Michigan  48226-9306
                     Attention:  Leslie Vogel
                     Telephone:  313/222-9290
                     Telecopy:  313/222-9295


ADMINISTRATIVE AGENT:      THE FIRST NATIONAL BANK OF CHICAGO


                      By:
                      Title:

                      Address for Notices:
                      One First National Plaza
                      Chicago, Illinois 60670
                      Attention: Real Estate Finance Division
                      Telephone:  312/732-2107
                      Telecopy:  312/732-1117


CO-AGENTS:            BANKBOSTON, N.A.


                      By:
                      Title:

                      Address for Notices:
                      100 Federal Street
                      Boston, Massachusetts  02110
                      Attention:  Howard N. Blackwell
                      Telephone:  617/434-2291
                      Telecopy:  617/434-1337

                     BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION


                     By:
                     Title:

                     Address for Notices:
                     231 South LaSalle Street
                     Chicago, Illinois  60697-1516
                     Attention:  Richard G. Baer, Jr.
                     Telephone:  312/828-5149
                     Telecopy:  312/974-4970

                     FLEET NATIONAL BANK


                     By:
                     Title:

                     Address for Notices:
                     75 State Street
                     MS:  MABOF11C
                     Boston, Massachusetts  02109
                     Attention:  Thomas Hanold
                     Telephone:  617/346-2881
                     Telecopy:  617/346-3220

                                   EXHIBIT B-1

                                  FORM OF NOTE


$_______________                                       ___________________, 1998



         On or before the Maturity Date, as defined in that certain Unsecured Revolving Credit Agreement dated as of December 23, 1997, as amended (the "Agreement") between BRADLEY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), Bradley Financing Partnership, Bradley Real Estate, Inc. and The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders, BankBoston, N.A., a national bank organized under the laws of the United States of America, individually and as Documentation Agent for the Lenders and certain other lenders party thereto (as such terms are defined in the Agreement), Borrower promises to pay to the order of ______________________ _________________________ (the "Lender"), or its successors and assigns, the principal sum of ____________________ AND NO/100 DOLLARS ($__________) or the
aggregate unpaid principal amount of all Loans (other than Competitive Bid Loans) made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, without set-off or counterclaim in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement and all other then due fees or charges as provided herein or in the Agreement. The Borrower shall pay this Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

         This Note is issued pursuant to, and is entitled to the benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                             BRADLEY OPERATING LIMITED PARTNERSHIP

                             By:  BRADLEY REAL ESTATE, INC., its general partner


                                  By:__________________________________________
                                  Its:_________________________________________

                              PAYMENTS OF PRINCIPAL


                       Unpaid
                       Principal                                      Notation
Date                   Balance                                        Made by

                                   EXHIBIT B-2

                          FORM OF COMPETITIVE BID NOTE


                                                          ________________, 1998



         On or before the last day of each "Interest Period" applicable to a "Competitive Bid Loan", as defined in that certain Unsecured Revolving Credit Agreement dated as of December 23, 1997, as amended (the "Agreement") between BRADLEY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), Bradley Real Estate, Inc., Bradley Financing Partnership, BankBoston, N.A., individually and as Documentation Agent for the Lenders, individually and as Administrative Agent for the Lenders and certain other lenders party thereto (as such terms are defined in the Agreement), Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the unpaid principal amount of such Competitive Bid Loan made by the Lender to the Borrower pursuant to Section 2.16 of the Agreement, without set-off or counterclaim in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates established pursuant to the Agreement. The Borrower shall pay any remaining unpaid principal amount of such Competitive Bid Loans under this Competitive Bid Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and due date of each Competitive Bid Loan and the date and amount of each principal payment hereunder.

         This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                 BRADLEY OPERATING LIMITED PARTNERSHIP

                 By:      Bradley Real Estate, Inc., its general partner


                          By:   ________________________________________
                          Its:  ________________________________________

                              PAYMENTS OF PRINCIPAL


                            Unpaid
                            Principal                               Notation
Date                        Balance                                 Made by

                                   EXHIBIT B-3

                        FORM OF AMENDED AND RESTATED NOTE


$_______________                                               ___________, 1998



On or before the Maturity Date, as defined in that certain Amended and Restated Unsecured Revolving Credit Agreement dated as of December 23, 1997, as amended (the "Agreement") between BRADLEY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), Bradley Financing Partnership, Bradley Real Estate, Inc. and The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders, BankBoston, N.A., a national bank organized under the laws of the United States of America, individually and as Documentation Agent for the Lenders and certain other lenders party thereto (as such terms are defined in the Agreement), Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the principal sum of ____________________ AND NO/100 DOLLARS ($__________) or the
aggregate unpaid principal amount of all Loans (other than Competitive Bid Loans) made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, without set-off or counterclaim in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement and all other then due fees or charges as provided herein or in the Agreement. The Borrower shall pay this Amended and Restated Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

         This Note amends, restates and supersedes in its entirety that certain Note dated December 23, 1997 made by Borrower in favor of Lender in the maximum
principal amount of        .

         This Note is issued pursuant to, and is entitled to the benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                         BRADLEY OPERATING LIMITED PARTNERSHIP

                         By:      BRADLEY REAL ESTATE, INC., its general partner


                                  By:___________________________________________
                                  Its:__________________________________________

                              PAYMENTS OF PRINCIPAL


                               Unpaid
                               Principal                                Notation
Date                           Balance                                  Made by